Exhibit 10.46

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  THIS WARRANT AND THE UNDERLYING SECURITIES MAY NOT BE TRANSFERRED UNLESS (I) THIS WARRANT AND THE UNDERLYING SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT, (II) THIS WARRANT AND THE UNDERLYING SECURITIES MAY BE SOLD PURSUANT TO RULE 144(K) OR (III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.

WARRANT TO PURCHASE SHARES OF COMMON STOCK

OF SUNESIS PHARMACEUTICALS, INC.

THIS CERTIFIES THAT, for value received,                                     is entitled to subscribe for and purchase                         fully paid and nonassessable shares (the “Shares”) of common stock, par value $0.0001 per share (the “Common Stock”), of Sunesis Pharmaceuticals, Inc., a Delaware corporation (the “Company”), at a price per share equal to $6.21 (such price and such other price as shall result, from time to time, from the adjustments specified in Section 4 hereof is herein referred to as the “Warrant Price”), upon the terms and subject to the conditions hereinafter set forth.

1.     Term.  The purchase right represented by this warrant is exercisable, in whole or in part, at any time and from time to time from March 17, 2006 (the “Date of Grant”) until the 7-year anniversary of the Date of Grant.

2.     Method of Exercise; Payment; Issuance of New Warrant.  Subject to Section 1 hereof, the purchase right represented by this warrant may be exercised by the holder hereof, in whole or in part and from time to time, at the election of the holder hereof, by (a) the surrender of this warrant (with the notice of exercise substantially in the form attached hereto as Exhibit A-1 duly completed and executed) at the principal office of the Company and by the payment to the Company, by certified or bank check, or by wire transfer to an account designated by the Company (a “Wire Transfer”) of an amount equal to the then applicable Warrant Price multiplied by the number of Shares then being purchased; or (b)  exercise of the “net issuance” right provided for in Section 9 hereof.  The person or persons in whose name(s) any certificate(s) representing shares of Common Stock shall be issuable upon exercise of this warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this warrant is exercised.  In the event of any exercise of the rights represented by this warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof as soon as practicable and in any event within thirty (30) days after such exercise and, unless this warrant has been fully exercised or expired, a new warrant representing the portion of the Shares, if any, with respect to which this warrant shall not then have been exercised shall also be issued to the holder hereof as soon as practicable and in any event within such thirty-day period; provided, however, if requested by the holder of this warrant, the Company shall use reasonable efforts to cause its transfer agent to deliver the certificate representing Shares issued upon exercise of this warrant to a broker or other person (as directed by the holder exercising this warrant) within the time period required to settle any trade made by the holder after exercise of this warrant.

3.     Stock Fully Paid; Reservation of Shares.  All Shares that may be issued upon the exercise of the rights represented by this warrant will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable, and free from all preemptive rights and taxes, liens and charges with respect to the issue thereof.  During the period within which the rights represented by this warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this warrant.  If at any time during the term of this warrant the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

4.     Adjustment of Warrant Price and Number of Shares.  The number of shares of Common Stock purchasable upon the exercise of this warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

(a)           Reclassification or Merger.  In case of any reclassification or change of securities of the class issuable upon exercise of this warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the holder of this warrant a new warrant (in form and substance reasonably satisfactory to the  holder of this warrant), so that the holder of this warrant shall have the right to receive upon exercise of this warrant, at a total purchase price equal to that payable upon the exercise of the unexercised portion of this warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, merger or sale by a holder of the number of shares of Common Stock then purchasable under this warrant.  Any new warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4.  The provisions of this Section 4(a) shall similarly apply to successive reclassifications, changes, mergers and sales.

(b)           Subdivision or Combination of Shares.  If the Company at any time while this warrant remains outstanding and unexpired shall subdivide or combine its outstanding shares of Common Stock, the Warrant Price shall be proportionately decreased and the number of Shares issuable hereunder shall be proportionately increased in the case of a subdivision and the Warrant Price shall be proportionately increased and the number of Shares issuable hereunder shall be proportionately decreased in the case of a combination.

(c)           Stock Dividends and Other Distributions.  If the Company at any time while this warrant is outstanding and unexpired shall (i) pay a dividend with respect to Common Stock payable in Common Stock, then the Warrant Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (A) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (B) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution; or (ii) make any other distribution with respect to Common Stock (except any distribution specifically provided for in Sections 4(a) and 4(b)), then, in each such case, provision shall be made by the Company such that the holder of this warrant shall receive upon exercise of this warrant a proportionate share of any such dividend or distribution as though it were the holder of the Common Stock as of the record date fixed for the determination of the stockholders of the Company entitled to receive such dividend or distribution.

(d)           Adjustment of Number of Shares.  Upon each adjustment in the Warrant Price, the number of shares of Common Stock purchasable hereunder shall be adjusted, rounded up to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

5.     Notice of Adjustments.  Whenever the Warrant Price or the number of Shares purchasable hereunder shall be adjusted pursuant to Section 4 hereof, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Shares purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be mailed to the holder of this warrant.

6.     Fractional Shares.  No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the product resulting from multiplying the then fair market value of the Common Stock on the date of exercise as determined in good faith by the Company’s Board of Directors by such fraction.

7.     Compliance with Act; Disposition of Warrant or Shares of Common Stock.

(a)           Compliance with Act.  The holder of this warrant, by acceptance hereof, agrees that this warrant, and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this warrant, or any shares of Common Stock except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the “Securities Act”) or any applicable state securities laws.  Upon exercise of this warrant, unless the Shares being acquired are registered under the Securities Act and any applicable state securities laws or an exemption from such registration is available, the holder hereof shall confirm in writing that the shares of Common Stock so purchased are being acquired for investment and not with a view toward distribution or resale in violation of the Securities Act and shall confirm such other matters related thereto as may be reasonably requested by the Company.  This warrant and all shares of Common Stock issued upon exercise of this warrant (unless registered under the Securities Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  THE SECURITIES REPRESENTED HEREBY MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144(K) OR (III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.

Said legend shall be removed by the Company, upon the request of a holder, at such time as the restrictions on the transfer of the applicable security shall have terminated.  In addition, in connection with the issuance of this warrant, the holder specifically represents to the Company by acceptance of this warrant as follows:

(1)           The holder is aware of the Company’s business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this warrant.  The holder is acquiring this warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any “distribution” thereof in violation of the Securities Act.

(2)           The holder understands that this warrant has not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the holder’s investment intent as expressed herein.

(3)           The holder further understands that this warrant must be held indefinitely unless subsequently registered under the Securities Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available.  The holder is aware of the provisions of Rule 144, promulgated under the Securities Act.

(4)           The holder is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

(b)           Disposition of Warrant or Shares.    This warrant and any shares of Common Stock acquired pursuant to the exercise or conversion of this warrant may be transferred only pursuant to a registration statement filed under the Securities Act or an exemption from such registration.  Subject to such restrictions, the Company shall transfer this warrant from time to time upon the books to be maintained by the Company for that purpose, upon surrender thereof for transfer properly endorsed or accompanied by appropriate instructions for transfer and such other documents as may be reasonably required by the Company, including, if required by the Company, an opinion of counsel to the effect that such transfer is exempt from the registration requirements of the Securities Act to establish that such transfer is being made in accordance with the terms hereof, and a new warrant shall be issued to the transferee and the surrendered warrant shall be cancelled by the Company.  Each certificate representing this warrant or the shares of Common Stock thus transferred (except a transfer pursuant to Rule 144 or 144A) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless such legend is not required in order to ensure compliance with such laws.  The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

(c)           Applicability of Restrictions.  Neither any restrictions of any legend described in this warrant nor the requirements of Section 7(b) above shall apply to any transfer of, or grant of a security interest in, this warrant (or the Common Stock obtainable upon exercise hereof) or any part hereof (i) to a partner of the holder if the holder is a partnership or to a member of the holder if the holder is a limited liability company, (ii) to a partnership of which the holder is a partner or to a limited liability company of which the holder is a member, or (iii) to any affiliate of the holder if the holder is a corporation; provided, however, in any such transfer, if applicable, the transferee shall on the Company’s request agree in writing to be bound by the terms of this warrant as if an original holder hereof.

8.     Rights as Stockholders; Information.  No holder of this warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of Common Stock issuable upon the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

9.     Right to Convert Warrant into Stock:  Net Issuance.

(a)           Right to Convert.  In addition to and without limiting the rights of the holder under the terms of this warrant, the holder shall have the right to convert this warrant or any portion thereof (the “Conversion Right”) into shares of Common Stock as provided in this Section 9 at any time or from time to time during the term of this warrant.  Upon exercise of the Conversion Right with respect to a particular number of shares subject to this warrant (the “Converted Warrant Shares”), the Company shall deliver to the holder (without payment by the holder of any exercise price or any cash or other consideration) that number of shares of fully paid and nonassessable Common Stock as is determined according to the following formula:

X =   B - A

Y

Where:           X =                  the number of shares of Common Stock that shall be issued to holder

Y =                  the fair market value of one share of Common Stock

A =                 the aggregate Warrant Price of the specified number of Converted Warrant Shares immediately prior to the exercise of the Conversion Right (i.e., the number of Converted Warrant Shares multiplied by the Warrant Price)

B =                  the aggregate fair market value of the specified number of Converted Warrant Shares (i.e., the number of Converted Warrant Shares multiplied by the fair market value of one Converted Warrant Share)

No fractional shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as hereinafter defined).

(b)           Method of Exercise.  The Conversion Right may be exercised by the holder by the surrender of this warrant at the principal office of the Company together with a written statement (which may be in the form of Exhibit A-1) specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this warrant which are being surrendered (referred to in Section 9(a) hereof as the Converted Warrant Shares) in exercise of the Conversion Right.  Such conversion shall be effective upon receipt by the Company of this warrant together with the aforesaid written statement, or on such later date as is specified therein (the “Conversion Date”).  Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant evidencing the balance of the shares remaining subject to this warrant, shall be issued as of the Conversion Date and shall be delivered to the holder within thirty (30) days following the Conversion Date.

(c)           Determination of Fair Market Value.  For purposes of this Section 9, “fair market value” of a share of Common Stock as of a particular date (the “Determination Date”) shall mean:  (i) if traded on a securities exchange, the fair market value of the Common Stock shall be deemed to be the average of the closing prices of the Common Stock on such exchange over the five trading days immediately prior to the Determination Date as reported by Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to the holder if Bloomberg Financial Markets is not then reporting sales prices of such security) (collectively, “Bloomberg”); (ii) if traded on the Nasdaq Stock Market or other over-the-counter system, the fair market value of the Common Stock shall be deemed to be the average of the closing bid prices of the Common Stock over the five trading days immediately prior to the Determination Date as reported by Bloomberg; and (iii) if there is no public market for the Common Stock, then fair market value shall be determined by the Board of Directors of the Company in good faith.

10.   Representations and Warranties.  The Company represents and warrants to the holder of this warrant as follows:

(a)           This warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies.

(b)           The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free from preemptive rights.

(c)           The execution and delivery of this warrant are not, and the issuance of the Shares upon exercise of this warrant in accordance with the terms hereof will not be, inconsistent with the Company’s certificate of incorporation or bylaws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any federal, state or local government authority or agency or other person, except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby.

11.   Modification and Waiver.  This warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

12.   Notices.  Any notice, request, communication or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this warrant.

13.   Binding Effect on Successors.  This warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company’s assets, and all of the obligations of the Company relating to the Common Stock issuable upon the exercise or conversion of this warrant shall survive the exercise, conversion and termination of this warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof.

14.   Lost Warrants or Stock Certificates.  The Company covenants to the holder hereof that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such warrant or stock certificate, the Company will make and deliver a new warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated warrant or stock certificate.

15.   Descriptive Headings.  The descriptive headings of the various sections of this warrant are inserted for convenience only and do not constitute a part of this warrant.  The language in this warrant shall be construed as to its fair meaning without regard to which party drafted this warrant.

16.   Governing Law.  This warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

17.   Remedies.  In case any one or more of the covenants and agreements contained in this warrant shall have been breached, the holder hereof (in the case of a breach by the Company), or the Company (in the case of a breach by a holder), may proceed to protect and enforce their or its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this warrant.

18.   No Impairment of Rights.  The Company will not, by amendment of its certificate of incorporation or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this warrant against impairment.

19.   Severability.  The invalidity or unenforceability of any provision of this warrant in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this warrant, which shall remain in full force and effect.

20.   Recovery of Litigation Costs.  If any legal action or other proceeding is brought for the enforcement of this warrant, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this warrant, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys’ fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

21.   Entire Agreement; Modification.  This warrant constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.

(Signature page follows)

The Company has caused this Warrant to Purchase Shares of Common Stock of Sunesis Pharmaceuticals, Inc. to be duly executed and delivered as of the Date of Grant specified above.

SUNESIS PHARMACEUTICALS, INC.

By:

Name:
Title:

Address:	341 Oyster Point Boulevard
South San Francisco, CA 94080

EXHIBIT A-1

NOTICE OF EXERCISE

To:          SUNESIS PHARMACEUTICALS, INC. (the “Company”)

1.             The undersigned hereby:

☐            elects to purchase                shares of common stock of the Company pursuant to the terms of the attached warrant, and tenders herewith payment of the purchase price of such shares in full, or

☐            elects to exercise its net issuance rights pursuant to Section 9 of the attached warrant with respect to             shares of common stock.

2.             Please issue a certificate or certificates representing                   shares in the name of the undersigned or in such other name or names as are specified below:

(Name)

(Address)

3.             The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, all except as in compliance with applicable securities laws.

(Signature)

(Date)